                                                                    EXHIBIT 10.1

September 6, 1996

House of Fabrics, Inc.
13400 Riverside Drive
Sherman Oaks, CA 91423

Gentlemen:

Reference is made to the Financing Agreement dated as of July 31, 1996 (as amended, modified, supplemented and in effect from time to time, the "Financing Agreement"), among you, the Lenders named therein, and The CIT Group/Business Credit, Inc., as Agent (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Financing Agreement.

Pursuant to mutual understanding and effective upon the fulfillment of the Condition Precedent (as defined below), the Financing Agreement is hereby amended by amending the definition of "Line of Credit" as set forth in Section 1 of the Agreement to read in its entirety as follows:

     "LINE OF CREDIT shall mean the commitment of the Lenders acting through the
      --------------
     Agent to make loans and advances and issue Letter of Credit Guaranties, all pursuant to and in accordance with, but subject to, Section 3 and 4 of this Financing Agreement, in the aggregate amount of $65,000,000 or such lesser amount as the Company may elect in accordance with Section 7 of this Financing Agreement."

The effectiveness of the above amendment shall be, and hereby is, subject to the fulfillment to the Agent's satisfaction of the following Condition Precedent: the execution and delivery to the Agent of a modification (in form and substance satisfactory to the Agent) to the mortgage granted or to be granted by you to the Agent for the ratable benefit of the Lenders upon your Real Estate which reflects the revised Line of Credit and any other documentation reasonably requested by the Agent in connection therewith.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is hereby intended or implied. If the foregoing is in accordance with your understanding of the agreement among you, the Lenders, and the Agent, kindly so indicate by signing and returning the enclosed copy of this letter.

This agreement may be executed in multiple counterparts and each shall be deemed an original but, when taken together, shall constitute one document. It is hereby understood and agreed that a signed faxed document shall be deemed to be of the same force and effect as an original of a manually signed copy.

                                       Very truly yours,

                                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                       (as Agent and Lender)

                                       By: /s/ Frank Brown
                                           ----------------------------------
                                           Title: Assistant Vice President

                                       WELLS FARGO BANK, N.A.

                                       By: /s/ Scott J. Lorimer
                                           ----------------------------------
                                       Title: Vice President


                                       LA SALLE BUSINESS CREDIT, INC.

                                       By: /s/ Larry Magkamit
                                           ----------------------------------
                                       Title: Assistant Vice President


                                       FINOVA CAPITAL CORPORATION

                                       By: /s/ Carlos Valles
                                           ----------------------------------
                                       Title: Vice President


                                       FREMONT FINANCIAL CORPORATION

                                       By: /s/ Cheri Rittan
                                           ----------------------------------
                                       Title:  Assistant Vice President


Read and Agreed to:

HOUSE OF FABRICS, INC.

By: /s/ John E. Labbett
    ----------------------------------
Title: EVP-Chief Financial Officer